Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of REVA Medical, Inc. (the “Company”) for the quarterly period ended June 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), Robert B. Stockman, Chairman and Chief Executive Officer of the Company, and Katrina L. Thompson, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011	/s/ Robert B. Stockman
Robert B. Stockman
Chairman and Chief Executive Officer (principal executive officer)

/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer (principal financial officer)